UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 18, 2016
Earliest Event Date requiring this Report:  May 17, 2016
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Florida	000-28831	84-1047159
(State of Incorporation	(Commission File No.)	(I.R.S. Employer Identifica-
or organization)		tion No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Item 3.03 Material Modifications to Rights of Securities Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On May 17, 2016, the Board of Directors of Capstone Companies, Inc., a Florida corporation, (the "Company") adopted and approved a resolution to seek shareholder approval of a proposed 1-for-15 reverse stock split of the Company's Common Stock, $0.0001 par value per share, ("Common Stock") and a corresponding reduction in the number of authorized shares of Company's Common Stock and Preferred Stock.  "Proposed reverse stock split" means the proposed reverse stock split and the corresponding reduction in the authorized number of shares of Common Stock and Preferred Stock. The Board of Directors' approval and the consummation of the proposed reverse stock split and corresponding reduction in the authorized number of shares of the Common Stock and Preferred Stock, are subject to the following conditions being satisfied:

1)
A majority of the shares of the holders of the Common Stock as of May 20, 2016, which is the record date for determining shareholders who can vote on the proposed reverse stock split, must approve the proposed reverse stock split by a majority of the shares of Common Stock entitled to vote thereon and cast at either a special shareholders meeting or cast by written consent; and

2)
Financial Industry Regulatory Authority or "FINRA" must approve the Company's Company Issuer Action  Notification Form filing for the proposed reverse stock split, which the Company shall file upon receipt of shareholder approval of the proposed reverse stock split; and

3)
Company must file an amendment to its Amended and Restated Articles of Incorporation after shareholder and FINRA approval of the proposed reverse stock split, which is to be filed with the Florida Secretary of State's office; and

4)
The Company must comply with Commission and State of Florida disclosure requirements,  including: the filing a proxy statement with the Commission for any shareholder meeting to approve the proposed reverse stock split or the filing of an information statement with the Commission reporting shareholder approval of the proposed reverse stock split by written consent;  and the mailing or transmission of the proxy statement or information statement, as the case may be, to shareholders of the Common  Stock as of the record date. For federal law purposes, the proposed reverse stock split approved by written consents would not be effective until a minimum of 20 days after the date of mailing of an information statement to all shareholders of the Common Stock as of the record date.

If approved and implemented, the proposed reverse stock split would cause the Company's authorized shares of Common Stock, based on the shares issued and outstanding as of May 17, 2016, to be reduced from 850,000,000 to 56,666,667 shares.  If approved and implemented, the proposed reverse stock split would cause the Company's authorized shares of Preferred Stock, based on the shares issued and outstanding as of May 17, 2016, to be reduced from 50,000,000 to 3,333,333 shares.

If approved and implemented, the proposed reverse stock split would cause the Company's issued shares of Common Stock, based on the shares issued and outstanding as of March 31, 2016, to be reduced from 721,989,957 to 48,132,664 shares.  There are no issued shares of Preferred Stock.

The Company believes that there is sufficient voting power among shareholders who are members of Company management and associates of those persons to approve the proposed reverse stock split by written consent

Under an approved reverse stock split, the Common Stock will continue to be $0.0001 par value. The Company will round up to the next full share of the Company's shares of common stock any fractional shares that result from an approved reverse stock split and no fractional shares will be issued in connection with the approved reverse stock split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the approved reverse stock split.

The amendment to the Company's Amended and Restated Articles of Incorporation of the Company takes effect when filed with the Florida Secretary State, which the Company anticipates will be before July 27, 2016.

The Company's post-reverse stock split shares of Common Stock will continue to be quoted on The OTC Markets Group, Inc.'s Pink Tier under the current trading symbol "CAPC". The Company will be required to obtain a new CUSIP number for the post-reverse stock split.

Other Board Actions. At the May 17, 2016 Board of Directors meeting, the following other actions were approved by the Company's Board of Directors:

1)
The Board of Directors approved the following incumbent directors for re-election to the Board of Directors as Company management nominees:  Stewart Wallach; James McClinton; Jeffrey Postal; Jeffrey Guzy; and Larry Sloven.  If re-elected, the director nominees would serve until their successors are elected and assume office in 2017. The Board of Directors also approved presenting said nominees for election by the shareholders by a vote at a shareholders meeting or by written consent.

2)
The Board of Directors appointed the following incumbent director members to the Compensation/Nomination Committee and the Audit Committee: Jeffrey Postal and Jeffrey Guzy.  If re-elected as directors, these director would serve until their successors are appointed and assume committee office in 2017.

3)
The Board of Directors approved an amendment to Article VI of the Amended and Restated Articles of Incorporation to allow the Board of Directors to amend the Amended and Restated Articles of Incorporation to the extent allowed under Florida laws without shareholder approval.  The Board of Directors also approved obtaining shareholder approval of the Amendment by a vote at a shareholder meeting or by written consent.  If approved by shareholders, this amendment will be effective when filed with the Florida Secretary of State, which filing will be made on or before July 15, 2016.

4)
The Board approved the Audit Committee's appointment of Mayer Hoffman & McCann, P.C. as the public auditor of the Company for fiscal year 2016 and authorized the seeking of shareholder ratification of that appointment by a vote at a shareholder meeting or by written consent.

5)
The Board of Directors approved the presentation for shareholder approval of the 3-year shareholder advisory, non-binding vote on the compensation of named Company executive officer by a vote at a shareholder meeting or by written consent.

Recommendation.  The Board of Directors recommended that shareholders elect the five Company management nominees as directors and vote "FOR" all other proposed corporate actions listed above.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	DESCRIPTION

3.1	Proposed Amendment to the Amended and Restated Articles of Incorporation of Capstone Companies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:    May 18, 2016

By: /s/ James McClinton
Chief Financial Officer